Coda Octopus Group, INC.

World Leader in Sound Underwater Technology



Corporate Presentation

November 13, 2024



Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue and/or the success of the adoption of its underwater technologies to achieve growth. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements.

Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products, market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real-time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth to our Annual Report on Form 10-K for the year ended October 31, 2023 filed with the Securities and Exchange Commission on January 29, 2024 and Forms 10-Q for the First, Second and Third Quarters 2024. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

2024

CEO Vision Statement

To focus on our top priority to grow the Company through the exploitation of our disruptive underwater technologies (Echoscope PIPE®, DAVD and Voice HUB 4) and through selective value accretive acquisition of complementary technologies. On October 29, 2024 we completed our first acquisition. We continue to identify other opportunities under our M&A Strategy.

We will also continue the advancements in customized rugged defence solutions (Thermite®) with the goal of also growing the Engineering Business Segment.

We seek to build on our success and increase shareholders' and employees' value through the execution of our strategy.



2

Investors Overview

Overview

- Established business with strong pedigree in introducing disruptive underwater technologies to both the Commercial and Defense Marine Offshore Sectors, and Defense Engineering where we operate as sub-contractors to the DoD Prime Contractors.
- Strong culture of IP ownership in Products Business.
- Near-term growth catalysts – Echoscope PIPE® (our new generation of 4D/5D/6D Imaging Sonars); DAVD Tethered Solution; DAVD Untethered Solution ("DUS"); and Digital Audio Communications Solution (Voice HUB_4) which moves the diving market from analogue to digital communications.
- DUS is the largest opportunity for the DAVD technology with the target market being special forces. DUS in extensive ongoing trials in this community.

Underwater Technology Solutions Business
Market leader in underwater imaging sonar technology. We have the world's only 4D, 5D and 6D sonar capability. This is the only sonar generating up to 40 million 3D data points with the ability to see in moving targets underwater in zero visibility conditions.

Patented diving technology which brings real time information platform to the global diving market (DAVD). Diving possible in zero visibility conditions; increased efficiency through integrated real time solution and increased safety since diver has more control of the environment.

Defense Engineering Business
Trusted DoD Supplier. Long-established relationships with U.S. and U.K. Primes – Defense Contractors, such as Raytheon, Northrop Grumman and BAE.

A number of proprietary parts date back 30 years for significant programs of record such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

New to the Group

- Precision Acoustics was formed in 1990, is well established as a leading technical authority to the MHz ultrasound and acoustic measurement markets and are global leaders in the field of hydrophone design and other acoustic-related technologies which have wide application but are currently primarily used in the medical imaging and Non-Destructive Testing (NDT) markets.

- Over many years they have had a close working relationship with a number of national and global standard setting bodies and with academic institutions worldwide to further ultrasound research and are prolific publishers in this area.

- Precision Acoustics products and services are heavily focussed on the medical markets. However, many of these products have subsea applications and therefore we believe Precision Acoustics are underexploited, and we intend to bring to bear our skills and expertise in the subsea market to leverage these products and capabilities. Uniquely, they fit and are synergistic across both Business Segments within our Group.

PRECISION ACOUSTICS

Precision Acoustics Business

PRECISION ACOUSTICS is a leading innovator, developer and worldwide supplier of products, materials and customized services to the MHz ultrasound markets and have a sizable market share in the space in which they operate.


PRECISION
ACOUSTICS

Strong Culture of IP Security

Underwater solutions (Imaging and Diving)

- Echoscope technology covered by several patents, some of these covering combined software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Multiple patents pending pertaining to recent technology innovations, such as 5D and 6D Echoscope PIPE®
- Compression Patent Granted and key for Echoscope PIPE® 5D and 6D capabilities.
- Proprietary hardware and software are the complete system. Hardware Dependent on Software and vice-a-versa.
- The Concept of using a transparent pair of glasses in the HUD underwater is protected by Patent Number US10877282 for which Coda Octopus has an exclusive License to exploit.



Hardware
• Real-Time 3D/4D/5D/6D Sonar
• Motion IMU
• External Sensors
• 15 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving 3D Models and Images
• Tracked Objects, Domain Specific, Market Directed 3D Image.
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking,
•Multi-Sensor Platform
•Simplification Integration

Annual Financial Snapshot

Annual	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Revenues	$25,056,934	$20,043,810	$21,331,527	$22,225,803	$19,352,088
Net Income	$5,225,199	$3,343,585	$4,947,765	$4,301,221	$3,124,149
EBITDA	$6,253,437	$4,278,437	$6,196,972	$5,879,609	$3,440,692
Earnings per share (Basic)	$0.49	$0.31	$0.46	$0.40	$0.28

TQ and YTD Financial Snapshot

TQ & YTD	Q3 2024	Q3 2023	YTD 2024 (9 months)	YTD 2023 (9 months)
Revenues	$5,476,544	$4,890,532	$15,260,9413	$15,788,325
Net Income	$1,274,658	$1,038,780	$3,319,784	$3,445,115
EBITDA	$1,602,238	$1,044,207	$3,920,244	$3,606,726
Earnings per share (Basic)	$0.11	$0.09	$0.30	$0.31

Global Market Revenue Split

Growth Sector Defense (Moving Business from a single sale model to multiple repeat sale):

- New Generation of Underwater Vehicles driving demand for smart sensors (Echoscope PIPE®)
- New Generation of Diving Technology poised to change diving operations globally (DAVD)
- Upgrading from poor analogue communications system to digital communications (Voice HUB-4)
- Ship Hull Scanning Solution (New Comprehensive solution delivered under a multi-year Navy-program)



Commercial
Defense
40%
60%

MARINE TECHNOLOGY BUSINESS



Defense
100%

DEFENSE ENGINEERING BUSINESS

3

Marine Technology Business

Product Design & Manufacturing

24/7 Support and 3D Field Experts

Marine Technology Business

(Underwater Technology Business)

Research Development And Innovation

Software Application and Custom Development

Snapshot of Customers

Marine Products Business

Military & Defense

Including 40 US Ports & Enforcement Bodies

End User Customers

Service Providers

DEME Group

Additional

Penta Ocean

Visualization & Mapping for Widest Range of Applications



Echoscope PIPE®

Double or Triple Frequency



Echoscope PIPE® C500

Compact edition

Double or Triple Frequency

New Generation Addresses - SWaP (Size, Weight Power and Price)

Echoscope PIPE®

Family of Volumetric Sonars

Seeing & Measuring in Real-Time 3D in Zero Visibility Conditions Underwater

Echoscope PIPE®





Echoscope® Family of Volumetric Sonars

Continuation of Echoscope® Series



Echoscope 4G®

Hardware

Packaged in the new Fourth Generation (4G) Form Factor

Processing Engine

Third Generation Processing Engine



NEW Echoscope PIPE®

New Innovative Processing Engine: Parallel Intelligent Processing Engine ("PIPE")

Multiple Real Time 3D Images

16384

POINTS OF DATA

Single Real-Time 3D image



UP to 40 Million

POINTS OF DATA

Multiple parallel images



3D Product Line

Competing Technology is No Comparison

Pelican Island Causeway, Galveston TX



Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear!
Client deliverables complete in 54 seconds…

3D Multibeam

Produces static map after hours or days of processing
NO Real-Time image



2D Scanning Sonar

Produces static map after hours or days of processing
NO Real-Time image



2D Imaging Sonar

Produces 2D real-time image with no depths and NO Mapping



Commercial Marine Applications

Marine Technology Business

Marine and Port Construction, Renewables, **Research**, Educational Institutions, and **Oil and Gas**

Dive Inspection Support



Port Construction



Channel Clearance



Complex Survey



Subsea Intervention



Completions & Tieback



Renewables





Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



ROV Navigation Zero Visibility



Pipeline Survey & Leak ID



Placement & Landing



Breakwater Construction

Our Real-Time 3D Technology

Sample Echoscope® Project ROI Snapshots

200
Blocks placed per day

76
Sleepers placed per day

0
Visibility Conditions

$1M
In cost savings

>100%
Productivity rates

Van Oord
Port Construction Project

Placement of **24,000** CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

ZADCO
Sleeper Placement

Was: **4** sleepers placed in **12** hours
Now: **76** sleepers placed in **24** hour shifts

Productivity: **> 3,000%**
Cost Saving: **> $3 million**
Duration: **3-6 months**

UTEC
Oilfield Development

Zero Visibility Conditions

Productivity: **> 100%**
Cost Saving: **Priceless**
Duration: **3 months**

DEME
Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: **> 100%**
Cost Saving: **> $1 million**
Duration: **6 days**

Technip/Shell

Echoscope used in Zero Visibility
Saved significant NPT

Productivity: **>100%**
Cost Saving: **>$2 million**
Duration: **6 months**

3D Product Line – Marine Technology Business

Delivering on Everyday Challenges Subsea

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscope® sonars used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

3D Product Line – Marine Technology Business

Delivering on Everyday Challenges Subsea

Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement. Block Manufacturers recommend the Echoscope as the best solution for placement.
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

Defense Applications - Strategic Market

Real-Time 3D Decision Making


Complex Structure
Real-Time Hazards
Target ID
Condition Survey and Salvage
Coda Octopus
Sound Underwater Intelligence

Real-Time 3D Imaging in Defense Applications

Strategic Development and Partnerships

Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time imaging technology solutions. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

About DAVD (Growth Pillar of Company)

Marine Technology Business










NAVSEA
WARFARE CENTERS


CodaOctopus

Summary of Growth Accelerators

What is **DAVD?**

- **DAVD** is a complete Diver Video, Media and Communication system
- **Diver** uses transparent Augmented Reality (AR) display system
- Connects the **Diver** and the **Supervisor** coherently (similar to a virtual Zoom or TEAMS Meeting)
- **DAVD**, for the **first time** in diving, allows **Diver** and **Supervisor** to share the same information.



DAVD Workstation


DAVD
CodaOctopus
Supervisor and Diver Shared Information
3D
3D Real-time Spatial Data and Priori Models
Text Messages and Alerts
Waypoints, Hazards and Navigation
Workflow, Instructions and Recording
Photos, Videos, Drawings and 3D Models
Timers, Depth Profiling and Decompression



DAVD HUD

Topside ⟷ **Subsea**

*

Summary of Growth Accelerators

Who uses DAVD?

- The **DAVD** system is fully compatible with all standard diving helmets full-face masks
- **DAVD** focus is all diver markets excluding the leisure scuba market
- **DAVD** addresses all high importance key challenges and problems

Visibility – Diving is performed almost exclusively in low to zero visibility conditions presenting significant challenges for the Diver and Supervisor to safely navigate and perform tasks.

Location Complexity – Project location increases complexity as the dive site is typically around structures, challenging terrain and subsea assets that are difficult to navigate and access.

Technical Skill – The physical task often requires deep technical instruction, work process and procedures which is challenging for the diver to retain and communicate effectively to the Supervisor.

Information and Data – The project or task demands on accessible data and information prior to, during and after the dive.



Search & Rescue
Commercial
Military
Defense
NAVY
Target
Market
Importante
10
9
8
10
10
10
9
10
5
7
7
8
1
2
1
1
ZERO VIZ
COMPLEXITY
TECHNICAL
INFORMATION
Military and Defense
Commercial
SaR
Scuba

Summary of Growth Accelerators

Why DAVD revolutionizes diving?

PROBLEM - Diving Challenges

Diving is regularly conducted in low to zero visibility environments in which standard visual displays, cameras and gauges are ineffective. Even in somewhat visible environments, situational awareness, navigation and topside communication can be problematic and very limited. The tasks the diver is expected to perform are technical in nature and often in complex hostile locations. This requires prior detailed information and instruction. Divers, depending on the water depth, have limited time on the seafloor to perform this tasks – this could be as little as 20 minutes.

SOLUTION – Diver Augmented Vision Display System

The **DAVD** system radically transforms the dive mask or helmet into an immersive display capable of providing everything from life support data, to live high resolution 3D Sonar Data (Echoscope®), to advanced navigation displays to 3D Augmented reality displays.


Information


Life Support Data


3D Augmented Navigation


Project Scene Data

*

Summary of Growth Accelerators

Current (Commercial) Diving Systems

In current surface supplied diving, the **DIVER** only **<u>shares</u>** analog voice comms with the **TOPSIDE**. The **TOPSIDE** must also manage several independent systems for Video, Communications and Positioning.


SUPERVISOR

TOPSIDE

Dive Supervisor Surface Control with only Voice Comms to Diver

- Manual Depth Gauge
- Independent DiverPositioning
- Independent Video System
- Independent Analogue Comms


DIVER

DIVER

Tethered Diver ONLY has Voice Comms with Topside

Summary of Growth Accelerators

New Generation DAVD Diving System: What have we changed?

In addition to the revolutionary DAVD system features that are unique to this system, the DAVD system provides a fully integrated singular system for TOPSIDE Control and a fully connected Head Up Display system for DIVER.



SUPERVISOR
TOPSIDE
DAVD Fully Integrated Integrated Control
Real-Time Depth (Pressure and Temperature)
Real-Time Depth Compass and Head Tracking
Real-Time Dive Timmers and Alerts
Diver Positioning and Navigation
Ultra-Low Light Enhanced Video System
Enhanced Digital Voice Comms
DAVD DIVER
Fully Connected Head-Up Display Diver System
DIVER

What is Management Trying to do?


Echoscope
GROW

Underwater Imaging Sonars

Grow our Market Share for Imaging Sonars.

Focus on Defense Underwater Vehicles with the goal of yielding Multiple Recurring Sales in these Programs.

Focus on Echoscope Solutions Into ongoing Offshore Renewables Programs, Infrastructure Management and renewals.


GROW

Diving DAVD

Secure Market Adoption outside of the US Navy of the DAVD.

Focus on both Defense and commercial Applications.

Seek to add year and year revenues or > $5M per year.

Seek to complete the Untethered Variant and fast track adoption (Biggest Market Opportunity for this product.


GROW

Diving Digital Communications

First Movers Advantage – transforming market from Analog to Digital Communications Underwater.

Diversify our Revenue.

Leverage the same customer base contacts for upselling DAVD.

5 Years Performance Metrics Look Back

We have had an outstanding track record of performance:

$21M
Cumulative **NET INCOME** over last **5 YEARS**

$23M
CASH Generated from **OPERATIONS** over **5 YEARS**


(Products Business)
(Engineering)
79.3%
46.5%

GROSS PROFIT MARGINS 5-YR AVERAGE

$5.3M
AVERAGE EBITDA over last **5 YEARS**

Less Than 1%
New issue **SHARE PER ANNUM** over last **5 YEARS**

$0.38
AVERAGE EPS over last **5 YEARS**

$25M
CASH at the **LAST QUARTER**

No Debt
Pristine Unleveraged Balance Sheet

Owned
All Company **Premises/Facilities**

5 Years Performance Operational Look Back

- Extended Patent Portfolio for Echoscope PIPE®, a Growth Pillar
- Key Growth Pillars Investment and Development completed:

New Generation of ECHOSCOPE PIPE®	New Diver Augmented Vision Display System ("DAVD")	Digital Audio Communications System	Business Development & Sales Ramp-Up
Well Received in the Market and adoption ongoing	Tethered System operational in US NAVY Commercial Marketing Process Underway Untethered System Adoption in process – Special Forces (Target Market)	Voice HUB 4	New Investment Circa $1M Annually

FY2024 Key Growth Markets

Verticals into which we sell and their significance

Underwater Imaging Sensors


Offshore Renewables
Underwater Vehicles
Oil & Gas
Construction
25%
35%
35%
5%

Diving DAVD


Diving Digital Communications
Search & Rescue
Military
Commercial
30%
50%
10%
10%

Diving Digital Communications


Diving Chamber
Medical Decompression
Surface Supplied
Saturation Diving
20%
20%
10%
50%

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market.
- No other commercially available real-time 3D sonar in the market.
- As market requirements shift to real-time imaging our 5D/6D Innovation decisively puts CODA in the lead for real-time underwater imaging with parallel real-time processing.
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding development for defense space.

Echoscope®



- DAVD is a key technology and is set to change the way diving operations are performed globally (real time information platform for diving).
- Strong Patents and Intellectual Property Rights Portfolio.
- Technically adept Group with strong brand as market leaders in real-time visualization subsea.
- Diversified Group , with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S Defense Programs and U.K. Defense Programs, and the products business selling into the subsea market.

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market.
- No other commercially available real-time 3D sonar in the market.
- As market requirements shift to real-time imaging our 5D/6D Innovation decisively puts CODA in the lead for real-time underwater imaging with parallel real-time processing.
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding development for defense space.

DAVD


4G USE®
DAVD EDITION
DAVD DPP

- DAVD is a key technology and is set to change the way diving operations are performed globally (real time information platform for diving).
- Strong Patents and Intellectual Property Rights Portfolio.
- Technically adept Group with strong brand as market leaders in real-time visualization subsea.
- Diversified Group , with Marine Technology Business along with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S Defense Programs and U.K.

Thermite® Octal
Rugged Embedded
Computing Solutions

Mission Critical
Integrated Systems

Software Engineering

Systems Engineering

CODA OCTOPUS
COLMEK

Engineering Business

Electronic Design

Manufacturing & Prototyping

Advanced
Signal Processing

Obsolescence Management
of Legacy Defense
Products

Key Markets

Coda Octopus Colmek – Engineering Business

Trusted U.S. DoD Subcontractor – participating in several programs of record


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

Growth Catalysts

Coda Octopus Colmek – Engineering Business

CODA OCTOPUS COLMEK

- **Obsolescence management: Defense requirements for extended system/program life offer significant sustainment opportunity**
  - Engineering services to re-design/upgrade
  - Production opportunity through program life

- **Ruggedized Embedded Computing**
  - Logical companion to engineering services business
  - Leverage engineering expertise and production capability
  - Thermite® Products offer range of solutions to for broad range of missions
  - Rapidly customizable for specific mission requirements
  - Targeted to capture current and emerging computing requirements



Thermite® Embedded Computing Solutions

- **Market**: The ~$1B (estimated) embedded computing market shows strong growth, reflecting increasing demand for embedded computing capability on military platforms

- **Thermite® Vision**: Focus on small, low power applications. Offer standard products and provide rapid, low-cost customization

Thermite® Embedded Computing Solutions

CODA OCTOPUS COLMEK



Thermite® Octal



Thermite® GPU


DAVD DPP

Thermite® DPP

Applications
Mission Computer/Platform Control
Signal/Sensor Processing
Artificial Intelligence at the Tactical Edge
Augmented Reality
High-volume Secure Data Storage

Opportunities
Shipboard Control Systems
Ground/Airborne Data Capture & Analysis
Next-Generation Unmanned Aerial Vehicles
Robotic Ground Vehicles


Product Design
and Manufacturing
Subsea and
Harsh Environment
Design
Software Engineering
Mechanical Engineering
Martech
a Coda Octopus Company
Engineering Business
Electronic Design
Complete Product
Lifecycle
Development
Test, Instrumentation
and Control
Obsolescence Management
of Legacy Defense
Products

Customers

Coda Octopus Martech – Engineering Business

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

Acoustic Pressure and Intensity Characterization

Acoustic Performance Modelling

Acoustic Output Measurements

Acoustic Power Measurements

Custom Sensor development

Transducer Optimisation

PVDF Array Technology

Fibre-optic and Piezo-polymer hydrophones

Piezo-polymer (PVDF), piezo-ceramic and 1-3 piezo composite transducers

Ultrasound Sensor Development and Acoustic Services

Products

PRECISION ACOUSTICS
a Coda Octopus Company

Ultrasonic and Underwater Acoustic Technology Business

Materials

Calibration

Absorbers

Transducer backings

Encapsulants

Syntactic foams

High Speed NDT system
Hydrophone calibrations
Field mapping
Scanning Tanks
Materials testing
Field Characterization system
Simulations and Modelling
Materials Characterisation

A global leader in ultrasonic and underwater acoustic technology

PRECISION ACOUSTICS

Coda Octopus Precission Acoustics – Ultrasonic and Underwater Acoustic Technology Business

Ultrasound Development and Acoustic services



Acoustic pressure and Intensity Characterization



Acoustic performance modelling



Acoustic output measurements



Worlwide Sales

Coda Octopus Precision Acoustics – Ultrasonic and Underwater Acoustic Technology Business

Sales by regions


Asia
UK
South America
North America
Rest of Europe
Middle East
Israel
India

Markets Do we Serve

Medical
Marine
Aeronautical
Academia

Transducer Design and Manufacture

PRECISION ACOUSTICS

Needle Hydrophones



Fibre-optic hydrophones



Piezo Polymer Transducers



Piezo-ceramic Transducers



HIFU Transducers





PVDF Arrays

Materials

Absorbers



Transducer backings



Encapsulants



Syntactic foams



Calibration

High Speed NDT system



Scanning Tanks



Radiation Force Balances



Field Characterization system



Field mapping



Simulations and Modelling
Materials Characterisation


CATCH
PITCH
METAL SAMPLE

Materials Testing

Operations

Coda Octopus Group, INC.

Group Headquarters and Marine Technology Business


Orlando, FL

Con tecnología de Bing

Operations

Coda Octopus Group, INC.

Marine Technology Business


Edinburgh, UK
Copenhagen, Denmark
Orlando, FL
Brisbane, Australia
Con tecnología de Bing
© Australian Bureau of Statistics, GeoNames, Grab grab.com, Microsoft, Navinfo, Open Places, OpenStreetMap, TomTom, Zenrin

Operations

Coda Octopus Group, INC.

Defense Products & Engineering Business


Portland, UK
MARTECH
Salt Lake City, Utah
COLMEK
Con tecnología de Bing
© Australian Bureau of Statistics, GeoNames, Grab grab.com, Microsoft, Navinfo, Open Places, OpenStreetMap, TomTom, Zenrin

Operations

Coda Octopus Group, INC.

Ultrasonic and Underwater Acoustic Technology Business


■ Dorset, UK
PRECISSION
ACOUSTICS

Coda Octopus Group

Management



Annmarie Gayle, LL.B, LLM (Qualified to practise law in England & Wales) – Chair and Chief Executive Officer – Denmark

Ms. Gayle, a lawyer by training, has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007.

Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practise as a solicitor in England & Wales.

2024



Coda Octopus Group

Management

Gayle Jardine– Interim Chief Financial Officer – UK – Edinburgh.

Gayle Jardine joined the Company as European Director of Finance in September 1, 2015. She was appointed as the Interim CFO on February 14, 2024.

From 2009 to 2015, Ms. Jardine was the Controlling Director of Pentland Accounting Ltd providing management accounting services to a variety of businesses related to software provision and commercial property offerings .

Between 2004 and 2009 she held senior finance management roles in Wireless Fibre Systems, Scottish Water Solutions and Honeywell. The majority of her earlier career from 1992-2002 was spent at Hewlett Packard (HP) / Agilent Technologies where she started as a Graduate Financial Analyst and worked her way through various roles to be Financial Operations Manager of a worldwide product line managing teams in UK, Germany and USA. From 1995-1996 she had a foreign services assignment to Santa Rosa, California with HP as a Financial Business Consultant in their Test & Measurement Business. Ms. Jardine qualified as a Chartered Management Accountant (CIMA) in 1996 and has a BA (Hons) in Business Studies from Robert Gordon University in Aberdeen.

2024



Coda Octopus Group

Management

Blair Cunningham – President of Technology –US – Orlando, Florida

Mr. Cunningham has been with the company since July 2004 and has held several roles including his current position of President of Technology and Divisional CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005.

Earlier in his career he worked for several companies as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. He received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

2024



Coda Octopus Group

Board of Directors

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Copenhagen, Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. She has been our CEO since 2011 and also serves as Managing Director of our flagship Products Business, Coda Octopus Products, Ltd.

2024



Coda Octopus Group

Board of Directors

Michael Hamilton, Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017. He continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients.

His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton serves as the Chair of both the Board's Audit Committee and Compensation Committee, and he also is a member of our Nominating Committee

2024



Coda Octopus Group

Board of Directors

Brigadier General Anthony J Tata (Ret)– Director – U.S.

Brigadier General Antony J Tata (ret) has been a member of the Board since June 26, 2023. Brigadier General Tata most recently performed the duties of Undersecretary of Defense for Policy, the number 3 position in the United States Department of Defense, where he implemented the National Defense Strategy and worked closely with allies and partners to achieve strategic defense goals globally.

His military career includes commands in the 82nd and 101st Airborne Divisions and the 10th Mountain Division, as well as many overseas operations. He is a West Point graduate with a Bachelor of Science and two Master Degrees in Operational Planning and International Relations. He is also a distinguished national security fellow at Harvard University's JFK School of Government and a successful author. His military awards include the bronze star, combat action badge, ranger tab, master parachutist badge and department of defense award for distinguished public service.

2024



Coda Octopus Group

Board of Directors

Mr. Robert Harcourt - Director – U.S.

Mr. Robert Harcourt has been a member of the Board since June 26, 2023. Mr. Harcourt is a retired Audit and Advisory Partner of KPMG with a professional career spanning over 40 years where he executed a variety of roles at the partnership level during the time with KPMG. Including Assurance Partner from 1978 – 1999 and Advisory Partner from 1999- 2007.

He also worked as Associate Director, Division of Registration and Inspection of the Public Company Accounting Oversight Board (PCAOB) from 2011-2016. He most recently worked for the Analysis Group and Cornerstone Research from 2018-2021. He is a Certified Public Accountant and holds a BBA in Accountancy from Pace University and has completed course work at Harvard University and Stanford University.

2024



Coda Octopus Group

Board of Directors

G. Tyler Runnels- Director– U.S.

Mr. Runnels has been a member of our Board since 2018. He has over 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990.

Mr. Runnels has been a member of our Board since 2018. He has over 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990.

Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors.

Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President's Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

2024



Coda Octopus Group

Board of Directors

Gwenael Rouy-Poirier - Switzerland.

Mr. Rouy-Poirier was nominated to the Board on April 10, 2024. Since January 2024 Mr. Rouy-Poirier has been an independent consultant for companies in the Aerospace and Defense Sectors. From May to December 2023, he was interim Chief Financial Officer for SHL (Scandinavian Health Ltd) Medical, a private company backed by a private equity operating as a leading solutions provider in the design, development and manufacturing of advanced medical delivery devices such as autoinjectors and pen injectors.

From April 2021 to December 2022, he was Chief Financial Officer of GKN Aerospace, one of the world's leading multi-technology Tier 1 aerospace suppliers, serving 90% of the world's aircraft and engine manufacturers. From 2019 to 2021 he was Chief Financial Officer of Nobel Biocare Systems, a premium dental implant leader whose portfolio also included restorative solutions, dentist hardware equipment and digital treatment technologies. Prior thereto, he worked for Honeywell mostly in the Aerospace division as well as in the homes and Building Technologies and Specialty Materials, L'Oreal and Arthur Andersen among others. He earned a Bachelor in Mathematics from Lycée Victor Duruy and a Master of Management in Corporate Finance from EDHEC Business School in France. Because of his strong financial background and ties to the Defense and manufacturing industries, the Company believes that he is highly qualified to serve on the Board.

2024



Coda Octopus Group

Board of Directors

Dr. Angus McFadzean - Edinburgh.

Dr. Angus McFadzean, PhD MENG, is one of the founders of our flagship products business, Coda Octopus Products Limited. He worked with the company from 1994 through to May 31, 2024. During this time he held several positions including Technical Manager, R&D Manager and since July 2013 to May 2024 he held the position of R&D Director and was responsible for our R&D programs covering both hardware and software solutions including delivering products such as Echoscope PIPE®, DAVD and our F280 Series®. He was also responsible for overseeing our Cybersecurity Programs.

He has a Ph.D from Heriot-Watt University where his research topic was “an investigation of real time distributed problem solving architecture applied to sonar interpretation”. He also has a M.Eng (with merit) in Electrical and Electronic Engineering from Heriot-Watt University. He is qualify to serve as a director as he has substantial expertise in technology, product development and delivery to the market.

2024

Coda Octopus Group, INC.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations:

coda.ir@codaoctopusgroup.com

Corporate Presentation

November 13, 2024